UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 17, 2023

OPTION CARE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Lakeside Dr. Suite 300N, Bannockburn, IL 60015
(Address of principal executive offices)

(312) 940-2443
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPCH	Nasdaq Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Option Care Health, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on May 17, 2023 (the
“Annual Meeting”).

(b) The stockholders (1) elected all of the Company’s nominees for director, (2) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, (3)
approved the Company’s executive compensation on a non-binding advisory basis, and (4) voted, on a non-binding advisory basis, to hold future advisory votes on executive compensation on an annual basis.

The final voting results on each of the matters submitted to a vote are as follows:

1.Election of ten directors for a term expiring at the next annual meeting of stockholders of the Company and until their successors are elected and qualified:

Name	For	Withheld	Broker Non-Votes
John J. Arlotta	144,055,312	14,402,346	6,915,556
Elizabeth Q. Betten	144,457,073	14,000,585	6,915,556
Elizabeth D. Bierbower	144,156,039	14,301,619	6,915,556
Natasha Deckmann	140,263,304	18,194,354	6,915,556
David W. Golding	144,164,954	14,292,704	6,915,556
Harry M. Jansen Kraemer, Jr.	136,342,888	22,114,770	6,915,556
R. Carter Pate	144,457,977	13,999,681	6,915,556
John C. Rademacher	144,337,328	14,120,330	6,915,556
Nitin Sahney	140,548,701	17,908,957	6,915,556
Timothy P. Sullivan	143,885,347	14,572,311	6,915,556
2. Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
164,861,005	437,101	75,108	N/A
3. Non-binding advisory approval of executive officer compensation:

For	Against	Abstain	Broker Non-Votes
153,874,103	4,470,436	113,119	6,915,556
4. Non-binding advisory vote on the frequency of advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
155,317,137	42,212	3,019,139	79,170	6,915,556

(c) On May 18, 2023, following the Annual Meeting, the Board of Directors adopted a resolution providing that an advisory vote on executive officer compensation would continue to be presented for a vote by the Company’s stockholders at each annual meeting of stockholders until the next stockholder vote on the frequency of such votes or otherwise determined by the Board of Directors.

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Option Care Health, Inc.

Date:	May 19, 2023	By:	/s/ John C. Rademacher
Chief Executive Officer